Aug. 28, 2018

INVESCO EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MAY 21, 2019

TO THE PROSPECTUS DATED AUGUST 28, 2018,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco S&P 500® Equal Weight ETF

On page 1 of the Summary Prospectus and on page 220 of the Statutory Prospectus, the first paragraph of the section titled “Principal Investment Strategies,” is deleted in its entirety and replaced with the following:

The Fund generally will invest at least 90% of its total assets in the securities that comprise the Underlying Index. Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is an equal-weighted version of the S&P 500® Index. Unlike the S&P 500® Index, which employs a market capitalization weighted methodology, the Underlying Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Underlying Index.